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                                                                    EXHIBIT 99.1


            STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                     REGARDING FACTS AND CIRCUMSTANCES
                     RELATING TO EXCHANGE ACT FILINGS


I, Larry C. Glasscock, state and attest that:

   (1) To the best of my knowledge, based upon a review of the covered reports of Anthem, Inc., and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the Company's audit committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K of Anthem, Inc. for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission on March 25, 2002;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Anthem, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -  any amendments to any of the foregoing.


                                             Subscribed and sworn to before me
                                             this 5th day of August 2002.

     /s/ LARRY C. GLASSCOCK
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            Larry C. Glasscock
                                             /s/ JEANETTE R. SMITH
                                             --------------------------------
                                             Notary Public
              AUGUST 5, 2002                 My Commission Expires: 7/23/06
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                   Date